UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2019
1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices)     (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - without par value	SRCE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2019, following the recommendation of the 1st Source Corporation (the “Company”) Governance and Nominating Committee, the Executive Committee, acting for the full Board, voted in favor of Dr. John Affleck-Graves filling a recently vacated position on the Company’s and 1st Source Bank’s Board of Directors for a term expiring in April 2022, and then will be eligible for reelection to a full three year term. Dr. Affleck-Graves will serve on the Audit Committee and the 1st Source Bank Loan and Funds Management Committee.
Dr. Affleck-Graves is the former Executive Vice President and Chief Financial Officer of the University of Notre Dame. He was elected Executive Vice President and Chief Financial Officer of the University of Notre Dame in 2004. He had previously served as Vice President and Associate Provost for the University and served on the Notre Dame faculty from 1986-2000 (the final three years as Chairman of the Department of Finance and Business Economics). He spent one year at Florida State University as the Patty Hill Smith Eminent Scholar in Finance and returned to Notre Dame in 2001.
The Board has determined that Dr. Affleck-Graves is “independent” as defined by the Company’s Corporate Governance Guidelines and as defined under the listing rules of the NASDAQ Stock Market. There are no arrangements or understandings between Dr. Affleck-Graves and any other person pursuant to which he was appointed as a director. There are no transactions in which Dr. Affleck-Graves has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended. Dr. Affleck-Graves will receive compensation for his service as a non-employee director and for committee service in accordance with the Company’s director compensation program, which is described in the Company’s Proxy Statement for its Annual Meeting of Shareholders filed with the Securities Exchange Commission (“SEC”) on March 8, 2019.
The Company issued a press release on August 1, 2019 announcing that Dr. John Affleck-Graves filled the vacancy to the Company’s Board. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhibits.

The following exhibit shall not be deemed as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d) Exhibits:

    99.1        1st Source Corporation News Release

101.INS:    XBRL Instance Document — The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

101.SCH:    XBRL Taxonomy Extension Schema Document

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101.PRE:    XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF:    XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: August 2, 2019	/s/ CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chairman of the Board and CEO

Date: August 2, 2019	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer